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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 3, 1997


                          VERITAS Software Corporation
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    Delaware
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                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


             0-22712                                          94-2823068
             -------                                          ----------
          (COMMISSION                                       (IRS EMPLOYER
          FILE NUMBER)                                     IDENTIFICATION NO.)


              1600 Plymouth Street, Mountain View, California 94043
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               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


                                 (650) 335-8000
              ----------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                 Not Applicable
          -------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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ITEM 5.        OTHER EVENTS

               On October 3, 1997, the Company issued a press release announcing its intention, subject to market and other conditions, to raise $100 million (excluding the proceeds of any over-allotment option) through a private offering of Convertible Subordinated Notes within the United States to qualified institutional buyers and outside the United States to non-U.S. investors. A copy of the press release is filed as Exhibit 99.1 and incorporated herein by reference.



ITEM 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
               EXHIBITS

        (c)    Exhibits

               Exhibit Number       Exhibit

               99.1 Press Release, dated October 3, 1997, of VERITAS Software Corporation



                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       VERITAS Software Corporation


Date:  October 14, 1997                By: /s/ Jay A. Jones
                                           --------------------------
                                           Jay A. Jones
                                           Vice President, Corporate Counsel &
                                           Secretary

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                                INDEX TO EXHIBITS



        Exhibit
         Number                  Description of Exhibit
         ------                  ----------------------
         99.1            Press Release, dated October 3, 1997, of VERITAS
                         Software Corporation